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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:  $1,078,816
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     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and KC United Corp. Form S-4 File No. 333-02223
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     3) Filing Party:
        UtiliCorp United, Kansas City Power & Lignt
        ------------------------------------------------------------------------
     4) Date Filed:
        February 21, 1996 and April 4, 1996
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This letter will be sent to all employees on July 10, 1996, along with attached materials already filed pursuant to Rule 14a-6.

        All UCU Employees

        Rick Green

        July 10, 1996

        Merger materials


In mid-June all employees received a preliminary joint proxy statement and prospectus on our merger with Kansas City Power & Light. By now you should have
received the definitive joint proxy statement and your proxy voting card.   It's
important that you review these materials to make an informed vote. If you don't vote, your shares are automatically counted as "No" votes.

A merger-related issue that has created confusion for shareholders and the public is the Western Resources proposal to KCPL shareholders. Based on analysts comments in news accounts, some are concluding that the UCU/KCPL merger is no longer viable. Nothing could be farther from the truth! You can help us communicate that message simply by knowing the facts.

Attached is information about the merger that provides answers to some commonly asked questions. If you have additional questions after reviewing this material, call Investor Relations at 1-800-487-6661.

I encourage you to join your UtiliCorp colleagues next week and participate in the UtiliCorp Proxy Day promotion. This is a great opportunity to show your enthusiasm and support for your company's future.